February 11, 2016 Investor Presentation Exhibit 99.1

Forward-looking Statements When used in this presentation and in documents filed with or furnished to the Securities and Exchange Commission (the “SEC”), or other public shareholder communications, or in oral statements made with the approval of an authorized executive officer, the words or phrases “believe,” “will,” “should,” “will likely result,” “are expected to,” “will continue,” “is anticipated,” “estimate,” “project,” “plans,” or similar expressions are intended to identify “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. You are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date made. These statements may relate to future financial performance, strategic plans or objectives, revenue, expense or earnings projections, or other financial items of Banc of California Inc. and its affiliates (“BANC,” the “Company,” “we,” “us” or “our”). By their nature, these statements are subject to numerous uncertainties that could cause actual results to differ materially from those anticipated in the statements.   Factors that could cause actual results to differ materially from the results anticipated or projected include, but are not limited to, the following: (i) risks that the Company’s recently completed acquisitions, including the acquisitions of branches from Banco Popular, The Private Bank of California, CS Financial, Inc., and The Palisades Group, may disrupt current plans and operations, the potential difficulties in customer and employee retention as a result of those transactions and the amount of the costs, fees, expenses and charges related to those transactions; (ii) the credit risks of lending activities, which may be affected by further deterioration in real estate markets and the financial condition of borrowers, may lead to increased loan and lease delinquencies, losses and nonperforming assets in our loan portfolio, and may result in our allowance for loan and lease losses not being adequate to cover actual losses and require us to materially increase our loan and lease loss reserves; (iii) the quality and composition of our securities and loan portfolios; (iv) changes in general economic conditions, either nationally or in our market areas; (v) continuation of the historically low short-term interest rate environment, changes in the levels of general interest rates, and the relative differences between short- and long-term interest rates, deposit interest rates, our net interest margin and funding sources; (vi) fluctuations in the demand for loans and leases, the number of unsold homes and other properties and fluctuations in commercial and residential real estate values in our market area; (vii) results of examinations of us by regulatory authorities and the possibility that any such regulatory authority may, among other things, require us to increase our allowance for loan and lease losses, write-down asset values, increase our capital levels, or affect our ability to borrow funds or maintain or increase deposits, which could adversely affect our liquidity and earnings; (viii) legislative or regulatory changes that adversely affect our business, including changes in regulatory capital or other rules; (ix) our ability to control operating costs and expenses; (x) staffing fluctuations in response to product demand or the implementation of corporate strategies that affect our work force and potential associated charges; (xi) errors in our estimates in determining fair value of certain of our assets, which may result in significant declines in valuation; (xii) the network and computer systems on which we depend could fail or experience a security breach; (xiii) our ability to attract and retain key members of our senior management team; (xiv) costs and effects of litigation, including settlements and judgments; (xv) increased competitive pressures among financial services companies; (xvi) changes in consumer spending, borrowing and saving habits; (xvii) adverse changes in the securities markets; (xviii) earthquake, fire or other natural disasters affecting the condition of real estate collateral; (xix) the availability of resources to address changes in laws, rules or regulations or to respond to regulatory actions; (xx) inability of key third-party providers to perform their obligations to us; (xxi) changes in accounting policies and practices, as may be adopted by the financial institution regulatory agencies or the Financial Accounting Standards Board or their application to our business or final audit adjustments, including additional guidance and interpretation on accounting issues and details of the implementation of new accounting methods; (xxii) war or terrorist activities; and (xxiii) other economic, competitive, governmental, regulatory, and technological factors affecting our operations, pricing, products and services and the other risks described in this report and from time to time in other documents that we file with or furnish to the SEC. You should not place undue reliance on forward-looking statements, and we undertake no obligation to update any such statements to reflect circumstances or events that occur after the date on which the forward-looking statement is made.

We Are California’s Bank Empowering California’s Diverse Private Businesses, Entrepreneurs and Communities

Loan Offices Branches $8.2 billion in Assets $100+ million in Pretax Income 90 California Banking Locations +70% CAGR +153% CAGR Source: Forbes Magazine’s 2016 list of America’s 100 Top Banks 2 Dollars in billions 3 Dollars in millions 32.3% Total Shareholder Return FY 2015 16.6% Return on Tangible Common Equity 4Q15 1.0% Return on Assets 4Q15 Total Assets2 Pretax Income3 The Banc of California Franchise We Are One of America’s Top Banks1

Total Loans1 ($ in billions) Lending Platform Commercial Commercial Real Estate Multi-Family Residential SBA Equipment Finance Asset Backed Lines of Credit Warehouse Construction and Rehabilitation Entertainment and Private We Empower California’s Businesses and Entrepreneurs 2015 Loan Originations Over $7 billion 1Gross loan balances, held for investment

Clinton Global Initiative, America Community Commitment SDSU Athletics Financial Literacy Partnership Pepperdine Micro-Enterprise Program USC Athletics Financial Literacy Partnership We Empower California’s Diverse Communities Largest Independent Bank in California with an Outstanding CRA Rating World’s Largest Financial Literacy Education Event

Resulting in Strong and Accelerating Earnings What’s Good for California is Good for Banc of California’s Shareholders Diluted 2 Dollars in millions 3 Return on Assets and Return on Tangible Common Equity based on average assets and average tangible common equity, respectively, over stated time periods 4 Normalized to assume full 40% tax rate Earnings per Share1 Return on Assets Pretax Income2 Return on Tangible Common Equity 4 4 4

Consistent Progress Toward Long-Term Franchise Value Seven Straight Quarters Above Consensus EPS Estimates Dollars in millions Return on Assets and Return on Tangible Common Equity based on average assets and average tangible common equity, respectively, over stated time periods Earnings per Share Pretax Income1 Return on Assets2 Return on Tangible Common Equity2

78% Median 8.6% Median 19.6% Commercial Banks Mortgage-focused banks 33% 17% 0% 0% 0% 0% 0% 17% 0% 17% 0% 17% 0% 33% 33% 0% 0% 0% 0% 17% 17% 1 Standard deviation as % of average; 2014Q2 – 2015Q3 Source: SNL Financial; FactSet Note: OPB not available for 2012Q4-2014Q1; CBF estimates not available for 2012Q2; BANR estimates not available for 2013Q4 and 2014Q4 Realized Earnings Volatility1 % of quarters missing median I/B/E/S EPS estimates by more than 5% Earnings Continue to Exhibit Low Volatility Reduced Contribution of Mortgage Banking Earnings has Driven Lower Earnings Volatility

4Q15 segment reporting now includes allocation of shared service expense to applicable segments Commercial banking segment previously included $18.6 million of annual shared services expense which directly supported mortgage banking and financial advisory segments 90% of segment profits generated by commercial banking segment in 4Q FY 2015 Pretax Income by Business Segment1 Business Segment Total; excludes unallocated Corporate / Other segment expense Commercial Banking Segment Drives Earnings Strength Commercial Banking Expected to Produce over 80% of Segment Fully-Allocated Profits in 2016

Commercial Banking segment yield of 4.3% on new loans in 4Q15 Mortgage Banking Segment production of $951 million in 4Q Management guidance for 2016 loan production of over $8 billion Commercial Banking Segment Loan Production ($ in millions) Accelerating Commercial Banking Loan Production Achieved 2015 Target of Total Annual Loan Production of over $7 billion

Cost of Deposits: 0.60% 0.54% 0.50% 0.49% 0.48% +35% +69% 0.00% 0.00% 0.00% 0.00% 0.00% Noninterest-bearing Deposits Total Deposits ($ in millions) ($ in billions) Core deposits exclude treasury and brokered deposits Record quarterly core deposit growth exceeding $540 million1 Increasingly Valuable Deposit Franchise Rapid Growth In Noninterest-Bearing Deposits Driving Reduced Cost of Deposits

Expanded Product / Service Business Unit Partners Client Needs Met KPIs Trust Services Private Bank Retail Bank Financial Institutions Bank Traditional trust services for high net worth clients as well as securities safekeeping Noninterest Income Deposit Balances Foreign Exchange (F/X) Private Bank Business Bank Retail Bank Foreign currency support for international business without balance sheet risk Noninterest Income Interest Rate Swaps Commercial Real Estate Private Bank Business Bank Financial Institutions Bank Interest rate risk management primarily for real estate secured lending without balance sheet risk Noninterest Income Lower Interest Rate Risk Merchant Processing Private Bank Business Bank Retail Bank Financial Institutions Bank Debit and credit card processing for business clients Noninterest Income Debit Card (MasterCard Principal Issuer) Retail Bank Private Bank Business Bank Financial Institution Bank Debit card principal issuer to increase profitability of debit card business and leverage expanded client base Noninterest Income Expanding Product Offerings to Support Client Needs New Products to Provide Incremental Fee-based Revenue in 2016

Noninterest Expense and Productivity Investments in Scalable Platform Yielding Positive Results 1Includes Mortgage Banking-related commissions, bonus and loan-related expenses 1 Management Guidance Assets / FTE Noninterest Expense Efficiency Ratio ($ in millions) ($ in millions)

Asset Quality Remains Strong and Stable Strengthening Credit Metrics Resulting in Increased ALLL / NPL Coverage Ratio 4Q 2014 1Q 2015 2Q 2015 3Q 2015 4Q 2015 % Change YoY NPAs / Assets 0.65% 0.71% 0.66% 0.62% 0.56% (14%) NPAs / Equity 7.7% 8.4% 6.7% 7.0% 7.1% (8%) ALLL / NPLs 77% 69% 81% 77% 79% 3% ALLL / Total Loans 0.75% 0.75% 0.78% 0.74% 0.69% (8%) ALLL and Discount / Total Loans 3.37% 3.27% 2.94% 2.65% 2.66% (21%)

We Believe in California. Large and Attractive Demographic Base 39.1 million population in CA1 Population growth of 4.2% well above national average of 3.3%2 CA household income of $61,094 is 15% higher than the national average of $53,0463 Solid and Improving Employment Trends 5.8% CA unemployment rate4; the lowest since November 2007 4.0% Orange County unemployment rate4 13.4 million CA private nonfarm employment (>11% of total national employment)5 874,000 private businesses in California5 1Census.gov (2015 est.); 2 Census.gov (April 1, 2010 to July 1, 2014 ); 3 Census.gov (2009-2013); 4 BLS.gov (December 2015); 5 Census.gov (2013); 6 IMF World Economic Outlook (July 2015) and BEA Global Insight; 7 LAEDC Economic Forecast (Sept. 2015); 8 Cal Facts, Legislative Analyst’s Office (Dec 2014) Robust and Growing Economy CA is the 8th largest world economy with GDP of $2.3 trillion6 CA accounts for >13% of total U.S. GDP the largest of any state7 CA GDP grew by 2.8% in 2014; outpacing national GDP growth of 2.4%7 Attractive Investment Opportunity CA is a national leader in the technology, aerospace and life sciences industries as well as entertainment, tourism and agriculture CA firms have attracted venture capital funding in recent years that has equaled or exceeded the amount received by firms in the other 49 states combined8 California banks have historically traded at a premium to national average given attractive market demographics

Banc of California has successfully attracted key employees and teams from New York and Canadian-based competitors L.A.’s ‘bank to the stars,’ City National Bank, now under Canadian ownership CIT to buy OneWest Bank for more reliable funding source S.F. loses another HQ as Union Bank’s parent moves to New York 1Dollars in thousands CA-based Banks Total Assets1 (YE 2005) Status Union Bank $ 48,678,662 Acquired IndyMac Bank 20,329,938 Failed Downey Savings & Loan 17,094,008 Failed Wachovia Bank 15,878,043 Acquired City National Bank 14,398,110 Acquired Fremont Investment & Loan 11,315,543 Acquired First Federal Bank of CA 10,455,725 Failed United Commercial Bank 7,953,849 Failed Santa Barbara Bank & Trust 6,871,479 Acquired Greater Bay Bank 6,670,862 Acquired California National Bank 5,511,818 Failed Commercial Capital Bank 5,397,227 Acquired California’s Changing Bank Landscape Since 2005 California Banking Landscape Increasingly Attractive California Clients and Employees Expressing Preference for California Banks

Dollars in billions 2 Dollars in millions 3 Diluted 4 Normalized to assume full 40% tax rate +153% CAGR +51% CAGR +70% CAGR +69% CAGR Deposits1 Earnings per Share3 Pretax Income2 Assets1 +6% CAGR +42% CAGR +40% CAGR +24% CAGR 4 Accelerating Results Under Current Leadership Platform and Infrastructure Investments Leading to Increased Long-term Value Creation

1Time series starts with bank crossing of $2 billion in total assets Unbounded Opportunity for California Bank Franchises California Is Ground Zero for Emerging National Bank Franchises Asset Growth For Premier California Bank Franchises Year 0 = $2 billion in Total Assets; $ in billions

Metric Consensus Estimate1 Management Guidance ROATCE 12% 15% ROAA 0.8% 1%+ Efficiency Ratio 74% 65% - 70% Total Assets $9.0 billion $9.5 billion+ Earnings Per Share $1.31 $1.55+ Updating 2016 preliminary guidance based on FY 2015 results and strategic planning and budgeting progress 2016 Guidance Implies Continued Outperformance Maintaining ROTCE and ROA with Strong Balance Sheet Growth Yields 15%+ EPS Growth in 2016 1Source: Equity research reports as of December 31, 2015

VISION We Are California’s Bank.

MISSION Empowering California’s Diverse Private Businesses, Entrepreneurs and Communities

WE BELIEVE We Believe In Empowering Dreams. We Believe In Strong Partnerships. We Believe In California.